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                                                                    Exhibit 23.1

                         [BLACKMAN KALLICK LETTERHEAD]

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the use in the Registration Statement on Form SB-2 of our report dated February 15, 2000, relating to the financial statements of Liquor.com, Inc. We also consent to the reference to our firm under the caption "Experts" in the prospectus.

/s/ Blackman Kallick Bartelstein LLP
Blackman Kallick Bartelstein LLP
Chicago, Illinois
June 23, 2000